Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1992-1

KEY PERFORMANCE FACTORS
April, 1997

Scheduled Maturity                                      12/15/97

Coupon                                                  7.25%

Excess Protection Level
   3 Month Average  4.97%
      April, 1997  3.76%
      March, 1997  6.18%
      February, 1997  4.96%


Cash Yield                                              18.72%

Investor Charge Offs                                    5.21%

Base Rate                                               9.75%

Over 35 Day Delinquency                                 4.77%

Seller's Interest                                       15.14%

Total Payment Rate                                      9.56%

Total Principal Balance                                $6,363,109,018.53

Investor Participation Amount                          $333,333,333.32

Seller Participation Amount                            $963,109,018.55